UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 14, 2003
                                                   -----------------

                         PALLET MANAGEMENT SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Florida                         000-24405                    59-2197020
---------------                 ----------------             -------------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


2855 University Drive, Suite 510, Coral Springs, Florida            33065
--------------------------------------------------------          ----------
       (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code   (954) 340-1290
                                                     --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On February 14, 2003, Pallet Management Systems, Inc., and certain of its subsidiaries filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code with the Bankruptcy Court for the Southern District of Florida, Case Nos. 03/21040-BKC-RBR through 03-21043-BKC-RBR. In connection with the filing, Pallet Management has arranged for short-term interim financing from LaSalle Business Credit, LLC, in Chicago, Illinois. Pallet Management has retained Genovese Joblove & Battista, P.A. as its bankruptcy counsel and is currently operating its business as a Debtor-in-Possession pursuant to Chapter 11.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 26, 2003       PALLET MANAGEEMENT SYSTEMS, INC.
                                          (Registrant)


                                 By:      /s/  Marc S. Steinberg
                                    --------------------------------------------
                                               Marc Steinberg, Vice President
                                               And Chief Financial Officer

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